UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2017

Air T, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road Denver, North Carolina		28037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (828) 464-8741

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 27, 2017, Airco 1, LLC, a wholly-owned subsidiary of Airco, LLC, closed a loan in the amount of $3,441,000 from Minnesota Bank & Trust in order to finance, in part, the purchase of a 737-800 airframe for the purpose of disassembling the plane and selling it for parts. The plane will be disassembled by Jet Yard, LLC, an affiliate, and the parts will be sold on consignment to Airco, LLC, which will market them to third parties. Airco 1, LLC is a special purpose entity formed for the purpose of this transaction.

The loan contains affirmative and negative covenants and is secured by a security interest in all of Airco 1, LLC’s assets, a collateral assignment of the purchase agreement for the plane, assignments of the disassembly contract and the consignment agreement, and bailee agreements with Jet Yard, LLC and Airco, LLC. Airco, LLC is a wholly-owned subsidiary of Stratus Aero Partners LLC.

The above discussion is qualified in its entirety by reference to the Promissory Note, Loan Agreement, Collateral Assignment of Purchase Agreement, and Assignment and Agreement Regarding Consignment Agreement, the forms of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

10.1	Form of Airco 1, LLC Promissory Note with Minnesota Bank & Trust dated October 27, 2017.

10.2	Form of Loan Agreement between Airco 1, LLC as Borrower and Minnesota Bank & Trust as Lender dated October 27, 2017.

10.3	Form of Collateral Assignment of Purchase Agreement between Airco 1, LLC and Minnesota Bank & Trust dated October 27, 2017.

10.4	Form of Assignment and Agreement Regarding Consignment Agreement between Airco 1, LLC and Airco, LLC and Minnesota Bank & Trust dated October 27, 2017.

Exhibit Index

Exhibit	Description

10.1	Form of Airco 1, LLC Promissory Note with Minnesota Bank & Trust dated October 27, 2017.

10.2	Form of Loan Agreement between Airco 1, LLC as Borrower and Minnesota Bank & Trust as Lender dated October 27, 2017.

10.3	Form of Collateral Assignment of Purchase Agreement between Airco 1, LLC and Minnesota Bank & Trust dated October 27, 2017.

10.4	Form of Assignment and Agreement Regarding Consignment Agreement between Airco 1, LLC and Airco, LLC and Minnesota Bank & Trust dated October 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2017

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer